Exhibit 10.2
                                                                    ------------
                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
                          IN AND FOR NEW CASTLE COUNTY


STRATEGIC  ASSET  MANAGEMENT,
INC.,  derivatively  and  on
behalf  of  N-VIRO  INTERNATIONAL
CORPORATION,  a  Delaware
Corporation,

Plaintiff,

and

MARK BEHRINGER, derivatively and on behalf of N-VIRO INTERNATIONAL CORPORATION, a
Delaware  Corporation,

Intervening  Plaintiff,

              V.                                               C.A.  No.:  20360

J.  PATRICK  NICHOLSON,  MICHAEL
NICHOLSON,  TERRY  J.  LOGAN,
BOBBY  B.  CARROLL,  PHILLIP
LEVIN,  DANIEL  J.  HASLINGER,  B.
K.  WESLEY  COPELAND,

Defendants,

and

N-VIRO  INTERNATIONAL  CORPORATION,  a  Delaware  Corporation,

Nominal  Defendant.



                NOTICE OF MOTION OF DISMISSAL PURSUANT TO RULE 41(a)
                ---------------------------------------------------


TO:

Brian  A.  Sullivan,  Esq.
Werb  &  Sullivan
300  Delaware  Avenue,  13th  Floor
Wilmington,  DE  19801

     PLEASE TAKE NOTICE that the Plaintiff and Intervening Plaintiff, through their undersigned counsel, hereby dismiss this action.



SNYDER  &  ASSOCIATES,  PA

/s/ Bayard  J.  Snyder
----------------------
Bayard  J.  Snyder,  Esq.
DE  #175
300  Delaware  Avenue
Suite  1014
P.O.  Box  90
Wilmington,  Delaware  19899
(302)  657-8300
Attorney  for  the  Plaintiff

&

Richard  Fox,  Esquire
FOX  LAW  OFFICES,  P.  A.
P.O.  Box  1097
Pecos,  New  Mexico  87552
(505)  757-6411
Attorney  for  the  Plaintiff

Dated:  April  22,  2005
        ---------

                             CERTIFICATE OF SERVICE
                             ----------------------

     I  hereby certify that this 22nd Day of Apri1 2005, a true and correct copy
                                 ----       ------
of  the  foregoing  was served upon the following in the manner set forth below:

VIA  HAND  DELIVERY

Brian  A.  Sullivan,  Esq.
Werb  &  Sullivan
300  Delaware  Avenue,  13th  Floor
Wilmington,  DE  19801






SNYDER  &  ASSOCIATES,  PA



Bayard  J.  Snyder,  Esq.
DE  #175
300  Delaware  Avenue
Suite  1014
P.O.  Box  90
Wilmington,  Delaware  19899
(302)  657-8300

Attorney  for  the  Plaintiff


Dated:    April  22,  2005
          ---------